SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 2, 2002

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina	28255
(Address of principal executive offices)	(Zip Code)
(800) 299-2265
(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS.

For a transaction effective August 9, 2002, the Regular Trustees (the “Trustees”) of BAC Capital Trust III (the “Trust”) approved the public offering of 18,000,000 of the Trust’s 7% Capital Securities (liquidation amount $25 per security) having an aggregate initial offering price of $450,000,000 (the “Capital Securities”) to various underwriters pursuant to an Underwriting Agreement dated as of August 2, 2002, and otherwise established the terms and conditions of the Capital Securities. The Trust also guaranteed the Underwriters an over-allotment option to purchase up to an additional 2,700,000 Capital Securities having an aggregate initial offering price of $67,500,000. The Capital Securities represent the undivided preferred beneficial interests in the assets of the Trust. In connection with the offering of the Capital Securities, the Trustees also approved the sale of the Trust’s Common Securities (the “Common Securities”) to Bank of America Corporation (the “Corporation”) and otherwise established the terms and conditions of the Common Securities. The Trustees also authorized the investment of the proceeds from the sale of the Capital Securities and the Common Securities in the 7% Series A Junior Subordinated Notes, due 2032 of the Corporation (the “Junior Subordinated Notes”) issued under the terms of a Restated Indenture dated as of November 1, 2001 and supplemented by a Third Supplemental Indenture dated as of August 9, 2002. The Underwriting Agreement is included as Exhibit 1.1 hereto. The resolutions of the Trustees are included as Exhibit 99.1 hereto.

By written consent dated August 2, 2002, a Committee appointed by the Board of Directors of the Corporation approved the sale to the Trust of Junior Subordinated Notes having an aggregate principal amount of up to $533,600,000 and otherwise established the terms and conditions of the Junior Subordinated Notes. Resolutions of the Committee are included as Exhibit 99.2 hereto.

The terms of the offering, the Capital Securities, the Common Securities and the Junior Subordinated Notes are described in the Registrants’ Prospectus dated November 15, 2001 constituting a part of the Registration Statement (hereinafter described), as supplemented by a Prospectus Supplement dated August 2, 2002.

The Capital Securities were issued pursuant to a Registration Statement on Form S-3 (File No. 333-70984, 333-70984-4, 333-70984-3, 333-70984-2 and 333-70984-1) (the “Registration Statement”), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. The Registration Statement registered up to $2,000,000,000 aggregate initial offering price of preferred securities of BAC Capital Trust I, BAC Capital Trust II, BAC Capital Trust III, BAC Capital Trust IV and the Junior Subordinated Notes, together with related guarantees of such preferred securities by the Corporation. The Registration Statement was declared effective on November 15, 2001, and the transaction closed on August 9, 2002.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement dated as of August 2, 2002 with respect to the offering of the Capital Securities
4.1	Form of Capital Securities (included in Exhibit 4.4)
4.2	Form of Junior Note (included in Exhibit 4.3)
4.3	Third Supplemental Indenture to be used in connection with the issuance of Junior Notes dated as of August 9, 2002
4.4	Amended and Restated Declaration of Trust of BAC Capital Trust III dated as of August 2, 2002
4.5	Capital Securities Guarantee Agreement dated as of August 9, 2002
99.1	Consent to Action by Regular Trustees of BAC Capital Trust III dated August 9, 2002 with respect to the terms of the offering of the Capital Securities
99.2	Resolutions of a Committee appointed by the Board of Directors of Bank of America Corporation dated August 2, 2002 with respect to the Junior Subordinated Notes
99.3	News Release disseminated on August 2, 2002 regarding the sale of the Capital Securities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ TERESA M. BRENNER
TERESA M. BRENNER Associate General Counsel

Dated: August 9, 2002

INDEX TO EXHIBITS

Exhibit No.
1.1	Underwriting Agreement dated as of August 2, 2002 with respect to the offering of the Capital Securities
4.1	Form of Capital Securities (included in Exhibit 4.4)
4.2	Form of Junior Note (included in Exhibit 4.3)
4.3	Third Supplemental Indenture to be used in connection with the issuance of Junior Notes dated as of August 9, 2002
4.4	Amended and Restated Declaration of Trust of BAC Capital Trust III dated as of August 2, 2002
4.5	Capital Securities Guarantee Agreement dated as of August 9, 2002
99.1	Consent to Action by Regular Trustees of BAC Capital Trust III dated August 2, 2002 with respect to the terms of the offering of the Capital Securities
99.2	Resolutions of a Committee appointed by the Board of Directors of Bank of America Corporation dated August 2, 2002 with respect to the Junior Subordinated Notes
99.3	News Release disseminated on August 2, 2002 regarding the sale of the Capital Securities